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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the use in this Registration Statement of G & L Realty Corp. on Form S-11 of our report dated February 10, 1997, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Los Angeles, California

May 6, 1997